Alkami Consulting Agreement Alkami Technology, Inc. Page 1 of 7 Consulting Agreement Alkami Technology, Inc. (“Alkami”), with a place of business at 5601 Granite Parkway, Suite 120, Plano, TX 75024, desires to retain the continued service of William Bryan Hill (“Hill”), Alkami’s Chief Financial Officer upon his retirement pursuant to the terms of this Consulting Agreement (the “Agreement”). WHEREAS Hill has been serving in the capacity of Alkami’s Chief Financial Officer; and WHEREAS Hill has announced his intention to retire from Alkami upon the earlier of the hiring (with the actual date being mutually agreed, but within 15 days of such hiring) of a replacement Chief Financial Officer or February 27, 2026 (the “Retirement Date”); and WHEREAS Alkami desires to engage Hill as a consultant after his retirement; and WHEREAS the parties now desire to document the engagement pursuant to which Hill will remain with Alkami as a continuing (i.e., without cessation) Service Provider (as defined in Alkami’s equity plan documents) as described herein. NOW, THEREFORE, the parties agree as follows: 1. Scope of Work. As of the Retirement Date and without cessation of service, Hill will begin performing the work as described on the attached Statement of Work (“SOW”), or as set forth in such other form as agreed between Hill and Alkami. 2. Term of Agreement. Unless terminated earlier in accordance with Section 9 of this Agreement, the term of this Agreement will be from the Effective Date (as defined below) until December 31, 2026 (the “Term”). 3. Compensation. Hill’s compensation will be as set forth in the attached SOW. Hill will invoice Alkami monthly for amounts due under this Agreement (via email), and Alkami will pay such invoices within thirty (30) days of Alkami’s receipt thereof. 4. Communication and Administration. Alkami’s Chief Executive Officer will serve as administrator of the services provided pursuant to this Agreement. Hill will return all Alkami material, systems and information upon request. 5. Rights in Work Product / Work for Hire. The work product of Hill’s services, including all results, and all ideas, developments and inventions which Hill conceives or reduces to practice during the course of Hill’s performance under this Agreement, will be the exclusive property of Alkami. All such information and material, and any such ideas, developments and inventions, will be deemed Alkami proprietary information and will be a “Work For Hire” under the patent and copyrights laws of the United States and will be the exclusive property of Alkami as a “Work For Hire.” 6. Warranty. Hill warrants that through the term of this Agreement he will continue to abide by the applicable terms of Alkami’s Employee Handbook, Master Information Security Policy, Code of Ethics and Conduct and Insider Trading Policy and the Employee Proprietary Information Agreement previously executed by him, provided, that any reference to employment or term of similar effect shall be deemed to include services under this Agreement. He further warrants that on the Retirement Date he will execute that certain Release of Claims as set forth in Exhibit A. 7. Confidential Information. Hill’s confidentiality obligations under the Employee Proprietary Information Agreement shall also apply to this Agreement through its term. 8. Independent Contractor. It is understood and agreed that as of the Retirement Date, Hill will be acting as an independent contractor and not as an agent or employee of Alkami. Hill agrees that, except as a result of Hill’s status as a previous employee of Alkami, Hill will not be entitled to any employee benefits offered by Alkami to its employees and agrees not to claim entitlement thereto. Hill shall solely control when, where and how the performance of services under this Agreement is accomplished, including, but not limited to controlling the working environment and providing the tools and equipment of employment. Subject to Hill’s warranty herein, Hill is free to offer the same or similar services to third parties. Hill assumes all risks and hazards encountered in Hill’s performance of this Agreement. 9. Termination by Alkami. A. Without Cause. From and after the Effective Date, this Agreement may be terminated for convenience by Alkami upon five (5) days’ prior written notice (email is sufficient) to Hill. In such event, Alkami’s sole obligation will be to pay Hill the prorated value of any authorized work already performed, the acceleration of the then-unvested Eligible

Alkami Consulting Agreement Alkami Technology, Inc. Page 2 of 7 RSUs (as defined in the SOW) and the full payment of the 2025 SEBP Payout (as defined in the SOW but calculated based on the most recent projection of what such payment would be). B. With Cause. This Agreement may be terminated by Alkami upon providing Hill a notice of Termination if Hill materially breaches this Agreement or Alkami has “Cause” as defined in his Amended and Restated Employment Agreement with the Company (the “Employment Agreement”) and fails to cure such breach or such Cause within thirty (30) days of written notice describing such breach or Cause. 10. Termination by Hill. This Agreement may be terminated for convenience by Hill upon five (5) days’ prior written notice (email is sufficient) to Alkami. In such event, Alkami’s sole obligation will be to pay Hill the prorated value of any authorized work already performed; provided that in the event of termination of this Agreement as a result of Hill’s Death or Disability (as defined in the Employment Agreement), Hill shall also be entitled to the prorated value of the 2025 SEBP Payout once it is determined. 11. Binding Agreement. This Agreement will be binding upon the successors and assigns of Alkami and will be binding upon the Hill’s heirs, legal representatives, successors and assigns. 12. Governing Law. The terms and conditions of this Agreement and performance hereunder will be governed and construed in accordance with the laws of the State of Texas without regard to its conflict of laws provisions. The parties agree to submit all disputes arising from this Agreement to the state and federal courts located in Collin County, Texas. 13. Assignment. This Agreement will not be assignable by Hill without the prior, written consent of Alkami, nor will any portion of the SOW be delegated to Hill’s agents or subcontractors without the prior, written consent of Alkami. Any purported assignment, including full or partial assignment, or delegation to any agent or subcontractor not consented to in writing by Alkami will be void from inception. 14. Modification. This Agreement may be modified only by a written instrument signed by duly authorized representatives of the parties. 15. Waiver. Failure by either party to enforce any of the provisions of this Agreement will not be deemed to be a waiver of such provisions or any subsequent breach thereof. 16. Publicity. Neither party will, without securing the written consent of the other party, publicly announce or disclose the terms and conditions of this Agreement or advertise or release any publicity in regard thereto, except as may be required by law. 17. Taxes. Hill will be solely responsible for the payment of all applicable taxes arising from Hill’s performance of and payment for the services specified herein (except with respect to any required withholdings related to the 2025 SEBP Payout and Restricted Stock Unit (“RSU”) vesting). 18. Survival. The terms reasonably expected to survive shall survive the expiration or termination of this Agreement. 19. Entire Agreement. This document constitutes the entire Agreement between the parties with respect to the subject matter hereof and supersedes all previous communications, representations, understandings and agreements, whether oral or written, between the parties relating to same.

Alkami Consulting Agreement Alkami Technology, Inc. Page 3 of 7 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of April 29, 2025, which will be the Effective Date. William Bryan Hill Alkami Technology, Inc. Accepted: Accepted: Signed: /s/ William Bryan Hill Signed: /s/ Alex Shootman Printed Name: William Bryan Hill Printed Name: Alex Shootman Title: Chief Financial Officer Title: Chief Executive Officer

Alkami Consulting Agreement Alkami Technology, Inc. Page 4 of 7 Alkami Technology, Inc. Statement of Work No.1 This SOW, together with that certain Consulting Agreement (the “Agreement”) between the parties and attached hereto, documents the understanding between Alkami and Hill with respect to certain services to be performed by Hill and more particularly defined in this SOW. Unless otherwise defined in this SOW, each capitalized term in this SOW will have the meaning set forth in the Agreement. The term of this SOW will begin and end as set forth below, unless earlier terminated by one of the parties as provided in the Agreement. Description of the Services After the Retirement Date, the services hereunder shall consist of being reasonably available to answer questions as requested from time to time by Alkami’s Chief Executive Officer (the “Alkami Project Manager”) and the newly-hired Chief Financial Officer of the Company. Compensation of Contractor As and from the Retirement Date through December 15, 2026 Hill’s compensation per month will consist of: • Continued accrual of Hill’s Senior Executive Bonus Plan (“SEBP”) payout for the year 2025, to be paid at the time and at the same percentage (the “2025 SEBP Payout”) as the SEBP payout for 2025 is made to other members of the Alkami Executive team; • A consulting fee of $5,000 per month; and • Continued vesting of Hill’s previously-granted RSUs. All such equity, as vested through December 15, 2026, shall be defined as the “Eligible RSUs.”

Alkami Consulting Agreement Alkami Technology, Inc. Page 5 of 7 EXHIBIT A GENERAL RELEASE OF CLAIMS This General Release of Claims (“Release”) is entered into as of ________, between William Bryan Hill (“Executive”) and Alkami Technology, Inc., a Delaware corporation (the “Company” and, together with Executive, the “Parties”), effective eight days after Executive’s signature hereto, unless Executive revokes Executive’s acceptance of this Release as provided in Paragraph 1(c), below. 1. Executive’s Release of the Company. Executive understands that by agreeing to this Release, Executive is agreeing not to sue, or otherwise file any claim against, the Company or any of its directors, officers, employees, investors or other agents for any reason whatsoever based on anything that has occurred in connection with his employment or other relationship with the Company and the conclusion of that employment or other relationship that the Company as of the date Executive signs this Release. (a) On behalf of Executive and Executive’s heirs, assigns, executors, administrators, trusts, spouse and estate, Executive hereby releases and forever discharges the “Releasees” hereunder, consisting of the Company and each of its owners, affiliates, subsidiaries, predecessors, successors, assigns, agents, directors, officers, partners, employees, and insurers, and all persons acting by, through, under or in concert with them, or any of them, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, loss, cost or expense, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called “Claims”), which Executive now has or may hereafter have against the Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof, including, without limiting the generality of the foregoing, any Claims arising out of, based upon, or relating to Executive’s hire, employment, remuneration or resignation by the Releasees, or any of them, Claims arising under federal, state, or local laws relating to employment, Claims of any kind that may be brought in any court or administrative agency, including any Claims arising under Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. § 2000, et seq.; Americans with Disabilities Act, as amended, 42 U.S.C. § 12101 et seq.; the Rehabilitation Act of 1973, as amended, 29 U.S.C. § 701 et seq.; Age Discrimination in Employment Act, as amended, 29 U.S.C. § 621, et seq.; Civil Rights Act of 1866, and Civil Rights Act of 1991; 42 U.S.C. § 1981, et seq.; Equal Pay Act, as amended, 29 U.S.C. § 206(d); regulations of the Office of Federal Contract Compliance, 41 C.F.R. Section 60, et seq.; the Family and Medical Leave Act, as amended, 29 U.S.C. § 2601 et seq.; the Fair Labor Standards Act of 1938, as amended, 29 U.S.C. § 201 et seq.; the Employee Retirement Income Security Act, as amended, 29 U.S.C. § 1001 et seq.; the Worker Adjustment and Retraining Notification Act, as amended, 29 U.S.C. § 2101 et seq.; the Texas Labor Code, including the Texas Payday Act, the Texas Anti-Retaliation Act, the Texas Commission on Human Rights Act and § 451.001 of the Texas Workers’ Compensation Act, and all of their respective implementing regulations; Claims for wages under the Texas Labor Code and any other federal, state or local laws of similar effect; the employment and civil rights laws of California; Claims for breach of contract; Claims arising in tort, including, without limitation, Claims of wrongful dismissal or discharge, discrimination, harassment, retaliation, fraud, misrepresentation, defamation, defamation, infliction of emotional distress, violation of public policy, and/or breach of the implied covenant of good faith and fair dealing; and Claims for damages or other remedies of any sort, including, without limitation, compensatory damages, punitive damages, injunctive relief and attorney’s fees.

Alkami Consulting Agreement Alkami Technology, Inc. Page 6 of 7 (b) Notwithstanding the generality of the foregoing, Executive does not release the following claims: (i) Remuneration under and claims related to a breach of the Consulting Agreement executed by the parties on or about April ___, 2025 (the “Consulting Agreement”); (ii) Claims for unemployment compensation or any state disability insurance benefits pursuant to the terms of applicable state law; (iii) Claims for workers’ compensation insurance benefits under the terms of any worker’s compensation insurance policy or fund of the Company; (iv) Claims to continued participation in certain of the Company’s group benefit plans pursuant to the terms and conditions of COBRA; (v) Claims to any benefit entitlements vested as the date of Executive’s employment termination, pursuant to written terms of any Company or affiliate employee benefit plan, program or policy; (vi) Claims for indemnification under Executive’s indemnification agreement with the Company, the Company’s Bylaws or any other applicable law; and (vii) Executive’s right to bring to the attention of the Equal Employment Opportunity Commission claims of discrimination; provided, however, that Executive does release Executive’s right to secure any damages for alleged discriminatory treatment. (c) Acknowledgement. In accordance with the Older Workers Benefit Protection Act of 1990, Executive has been advised of the following: (i) Executive should consult with an attorney before signing this Release; (ii) Executive has been given at least 21 days to consider this Release; (iii) Executive has seven days after signing this Release to revoke it. If Executive wishes to revoke this Release, Executive must deliver notice of Executive’s revocation in writing, no later than 5:00 p.m. on the 7th day following Executive’s execution of this Release to Alex Shootman, Chief Executive Officer. Executive understands that if Executive revokes this Release, it will be null and void in its entirety, and Executive will not be entitled to the benefits described in that certain Consulting Agreement. 2) Executive Representations. Executive warrants and represents that (a) he has not filed or authorized the filing of any complaints, charges or lawsuits against the Company or any of its affiliates with any governmental agency or court, and that if, unbeknownst to Executive, such a complaint, charge or lawsuit has been filed on his behalf, he will immediately cause it to be withdrawn and dismissed, (b) he has reported all hours worked as of the date of this Release and has been paid all compensation, wages, bonuses, commissions, and/or benefits to which he may be entitled and no other compensation, wages, bonuses, commissions and/or benefits are due to him, except for those wages that are paid in arrears and as provided in the Consulting Agreement, (c) he has no known workplace injuries or occupational diseases and has been provided and/or has not been denied any leave requested under the Family and Medical Leave Act or any similar state law, (d) the execution, delivery and performance of this Release by Executive does not and will not conflict with, breach, violate or cause a default under any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject, and (e) upon the execution and delivery of this Release by the Company and

Alkami Consulting Agreement Alkami Technology, Inc. Page 7 of 7 Executive, this Release will be a valid and binding obligation of Executive, enforceable in accordance with its terms. 3) Severability. The provisions of this Release are severable. If any provision is held to be invalid or unenforceable, it shall not affect the validity or enforceability of any other provision. 4) Choice of Law. This Release shall in all respects be governed and construed in accordance with the laws of the State of Texas, including all matters of construction, validity and performance, without regard to conflicts of law principles. 5) Integration Clause. This Release and the Consulting Agreement contain the Parties’ entire agreement with regard to the transition and separation of Executive’s employment, and supersede and replace any prior agreements as to those matters, whether oral or written. This Release may not be changed or modified, in whole or in part, except by an instrument in writing signed by Executive and the Chief Executive Officer of the Company. 6) Execution in Counterparts. This Release may be executed in counterparts with the same force and effectiveness as though executed in a single document. Digital signatures shall have the same force and effectiveness as original signatures. 7) Intent to be Bound. The Parties have carefully read this Release in its entirety; fully understand and agree to its terms and provisions; and intend and agree that it is final and binding on all Parties. Intending to be legally bound, the Parties have executed the foregoing on the dates shown below. DATED: ______________ __________________________________ William Bryan Hill DATED: _______________ By: _______________________________ Alex Shootman Chief Executive Officer